Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. ____ 12-16423 MM11
OPERATING REPORT NO. 9
	Debtor(s).	FOR THE MONTH ENDING:
8/31/2013

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,047,194.62

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
ACCOUNT REPORTS		$944,699.36

3. BEGINNING BALANCE		$102,495.26

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$25,475.00
GENERAL SALES	$-
OTHER (SPECIFY) _Customer deposits on future sales	$37,750.00
OTHER ** (SPECIFY) _Payroll tax & insurance refund	$214.71

TOTAL RECEIPTS THIS PERIOD:		$63,439.71
5. BALANCE:		$165,934.97

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$103,116.54
TOTAL DISBURSEMENTS THIS PERIOD***:		$103,116.54

7. ENDING BALANCE:		$62,818.43

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

_________________________________San Diego, CA 92128________________________________

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$63,118.43
Restricted Cash	_____________
Accounts Receivable	$368,656.48
Inventory	$72,372.69
Notes Receivable	_____________
Prepaid Expenses	_____________
Other (Itemize)	_____________
Total Current Assets		$504,147.60

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(251,380.27)
Net Property, Plan, and Equipment		$3,493.18

Other Assets (Net of Amortization):
Due from Insiders	_____________
Other (Itemized) See page 12 disclosure attached	$55,060.90
Total Other Assets		$55,060.90

TOTAL ASSETS		$562,701.68

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$138,231.13
Taxes Payable	_____________
Notes Payable	_____________
Professional Fees	$164,542.44
Secured Debt	_____________
Other (Itemized) See page 12 disclosure attached	$111,117.61
Total Post-Petition Liabilities		$413,891.18

Pre-Petition Liabilities:
Secured Liabilities	$4,177,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$5,149,696.84

TOTAL LIABILITIES		$5,563,588.02

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$336,691.97
Direct Charges to Equity	_____________

TOTAL EQUITY		$(5,000,886.34)

TOTAL LIABILITIES & EQUITY		$562,701.68

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$89,218.25	$1,718,003.36
Less: Returns/Discounts	(_____________)	(_____________)
Net Sales/Revenue	$89,218.25	$1,718,003.36

Cost of Goods Sold:
Beginning Inventory at cost	$57,338.26	$22,488.00
Purchases	$64,865.20	$370,292.80
Less: Ending Inventory at cost	$(72,372.69)	$(72,372.69)
Cost of Goods Sold (COGS)	$49,830.77	$320,408.11

Gross Profit	$39,387.48	$1,397,595.25

Other Operating Income (Itemize)	_____________	_____________

Operating Expenses:
Payroll - Insiders	$29,321.20	$255,826.60
Payroll - Other Employees	$14,635.92	$125,774.00
Payroll Taxes	$3,397.37	$30,612.43
Other Taxes (Itemize)	_____________	_____________
Depreciation and Amortization	$1,436.40	$27,467.71
Rent Expense - Real Property	$9,645.40	$77,163.20
Lease Expense - Personal Property	_____________	_____________
Insurance	$1,907.55	$44,887.02
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$1,298.51	$27,489.02
Repairs and Maintenance	_____________	_____________
Travel and Entertainment (Itemize) business meals and parking	$450.34	$4,671.65
Miscellaneous Operating Expenses (Itemize) see attached	$20,585.65	$76,423.77
Total Operating Expenses	$(82,678.34)	$(672,494.37)

Net Gain/(Loss) from Operations	$(43,290.86)	$725,100.88

Non-Operating Income:
Interest Income	_____________	_____________
Net Gain on Sale of Assets (Itemize)	_____________	_____________
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,626.12	$38,486.95
Legal and Professional (Itemize)	$52,194.90	$392,820.96
Other (Itemize)	_____________	_____________
Total Non-Operating Expenses	$(56,821.02)	$(431,307.91)

NET INCOME/(LOSS)	$(100,111.88)	$336,691.97